UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04670

Deutsche DWS Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-2500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2018

ITEM 1.	REPORT TO STOCKHOLDERS

August 31, 2018

Annual Report

to Shareholders

DWS European Equity Fund

(formerly Deutsche European Equity Fund)

Contents

3	Letter to Shareholders
4	Portfolio Management Review
8	Performance Summary
10	Portfolio Summary
12	Investment Portfolio
17	Statement of Assets and Liabilities
19	Statement of Operations
20	Statements of Changes in Net Assets
21	Financial Highlights

25	Notes to Financial Statements
38	Report of Independent Registered Public Accounting Firm
40	Information About Your Fund’s Expenses
41	Tax Information
42	Advisory Agreement Board Considerations and Fee Evaluation
47	Board Members and Officers
52	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund’s use of forward currency contracts may not be successful in hedging currency exchange rates changes and could eliminate some or all of the benefit of an increase in the value of a foreign currency versus the US dollar. The Fund may lend securities to approved institutions. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS European Equity Fund

Letter to Shareholders

Dear Shareholder:

Earlier this year, we adopted our existing European brand, DWS, globally. In connection with that change, “DWS” has replaced “Deutsche” in most of our open-end mutual fund names, including share classes for certain money market funds which previously included the “Deutsche” in their names.

Building on more than 60 years of experience and a reputation for excellence in Germany and across Europe, DWS is known for the values that we see as core elements to our investors’ success: Excellence, Entrepreneurship, Sustainability and Integrity. We aim to demonstrate these qualities in all that we do.

Please remember that, as part of this name change, our website also has a new address: DWS.com. For your convenience, the deutschefunds.com address will remain live and automatically redirect you to our new site. As always, we invite you to visit us online frequently to access the most current insights from our CIO, economists and investment specialists.

Thank you for your ongoing trust in us. We look forward to bringing you the very best in investment insight, strategies and solutions for many years to come.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS European Equity Fund	|	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

For the fiscal year ended August 31, 2018 DWS European Equity Fund returned 3.83% (Class A shares) compared with the MSCI Europe Index return of 2.62%. The average fund in the Morningstar Europe Stock Funds peer group returned 2.85% for the same period.

Investment Strategy

DWS European Equity Fund seeks long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities and other securities with equity characteristics of issuers domiciled in Europe.

Over the 12-month period ended August 31, 2018, several positive months of European equity market performance were interrupted at the end of January when a strong U.S. jobs report and inflation fears rattled global financial markets. At the same time, persistent threats of tariffs against a number of the United States’ principal trading partners by the U.S. administration sparked fears of escalating trade wars. Anxiety regarding the possibility of increasing restrictions on global trade cooled investor sentiment within European markets somewhat, especially because of the dependence of several large EU countries on exports. Another factor that weighed on European markets was the agreement in Italy between two populist parties to install a new government. Investors worried that the new — and largely unknown as well as inexperienced — Italian government would not exercise necessary fiscal discipline given the country’s already high indebtedness.

The confluence of these factors had a negative impact on investor sentiment within European equity markets and translated to a slightly weaker European aggregate PMI toward the end of the reporting period.

4	|	DWS European Equity Fund

This, in turn, sparked additional volatility in European financial markets. However, a slight shrinkage in PMI statistics did not translate into a significant reduction in European GDP or near-term economic forecasts as the European economy continued to register solid growth around 2%. In addition, the European Central Bank, in a vote of confidence for the Continent’s growth trajectory, announced in June that it would begin to taper its quantitative easing (QE) program, and wrap up its QE by the close of 2019. These actions led market watchers to predict that the European yield curve would soon start to normalize, in contrast to Europe’s current low yield environment. This, in turn, raised expectations for the performance of European financials stocks.

“In	light of the fact that European economic recovery has been maintained, we remain constructive regarding the region’s equity markets.”

Besides the Continent’s continued solid GDP growth, European equities also benefited from a recent rebound in commodity and energy prices. This was reflected in the fact that energy was the top-performing sector within the MSCI Europe Index during the 12-month period.

Positive Contributors to Fund Performance

Leading positive contributors to the Fund’s performance relative to the benchmark included an overweight in information technology, as the sector was the second-best performer within the Index after energy. In terms of sector allocation, underweights in telecommunication services and consumer staples aided performance. In addition, fund performance was helped by stock selection in the health care sector, with the Fund’s position in the Swiss biotechnology company Lonza Group AG the top sector performer. Stock selection in consumer discretionary also contributed, in particular the Fund’s holdings in the Italian apparel manufacturer Moncler SpA. During the reporting period, the Fund held forward currency contracts for currency hedging purposes, which had a neutral effect on performance.

Negative Contributors to Fund Performance

The principal negative contribution to performance relative to the benchmark came from the Fund’s overweight to financials, offset in part by stock selection within the sector. The Fund’s underweight allocation to

DWS European Equity Fund	|	5

utilities also weighed on returns. Elsewhere, stock selection in industrials detracted from returns, particularly due to the Fund’s positions in the German lighting manufacturer OSRAM Licht AG* and the Danish shipping firm A.P. Moeller Maersk Group.*

Outlook and Positioning

In light of the fact that European economic recovery has been maintained, we remain constructive regarding the region’s equity markets. At the same time, we are cognizant of risks to the European economy, including a possible escalation of global trade wars, again because of the high level of dependence of large countries such as Germany on exports. The situation in Italy remains another potential risk for the European markets, as it appears likely that the new Italian government’s desire to spend heavily and cut taxes could test boundaries regarding fiscal discipline within the Eurozone. Our base case remains that the Italian government will retreat from its more aggressive plans, but the situation bears close monitoring.

In terms of portfolio positioning, we retain a slightly pro-cyclical tilt, with overweights relative to the benchmark within the information technology and industrial sectors. The Fund has also recently been selectively adding to utilities and consumer staples stocks due to their specific attributes from a bottom-up perspective. Geographically, we have a preference for the Eurozone relative to the UK.

*	Not held in the portfolio as of August 31, 2018.

Portfolio Management Team

Britta Weidenbach, CFA, Managing Director

Lead Portfolio Manager of the Fund. Began managing the Fund in 2014.

–	Head of European Equities: Frankfurt.

–	Joined DWS in 1999.

–	Master’s Degree in Economics (Diplom-Volkswirtin), University of Konstanz.

Mark Schumann, CFA, Director

Portfolio Manager of the Fund. Began managing the Fund in 2014.

–	Joined DWS in 2003. Prior to his current role, he served in the Corporate Finance Division.

–	Portfolio Manager — European Equities: New York.

–	Master’s Degree in Finance, University of St. Gallen (HSG), Switzerland.

Gerd Kirsten, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2014.

–	Senior Portfolio Manager — European Equities: Frankfurt.

–	Joined DWS in 2009.

–	Diplom-Kaufmann in Banking, Technical University of Berlin; MBA, Columbia University.

6	|	DWS European Equity Fund

Christian Reuter, CEFA, Vice President

Portfolio Manager of the Fund. Began managing the Fund in 2014.

–	Portfolio Manager — European Equities: Frankfurt.

–	Joined DWS in 1999.

–	Master’s Degree in Economics and Business Administration, University of Augsburg; Certified European Financial Analyst (CEFA).

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The MSCI Europe Index tracks the performance of 15 developed markets in Europe. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The Morningstar Europe Stock category consists of funds that invest at least 70% of total assets in equities and invest at least 75% of stock assets in Europe. Most of these portfolios emphasize the region’s larger and more developed markets, including Britain, the Netherlands, Germany, France, and Switzerland. Many also invest in the region’s smaller markets, including the emerging markets of eastern Europe.

Consumer discretionary is the sector of the economy that includes companies (such as apparel and automobile companies) that sell nonessential goods and services.

Consumer staples stocks represent companies that make products purchased by consumers on a regular basis, such as food, beverages, alcohol and tobacco. In the aggregate, sales of consumer staples tend to be steady and less sensitive to economic fluctuations.

A forward currency contract is a contract in the foreign exchange market that locks in the exchange rate for the purchase or sale of a currency on a future date as a means to hedge a fund’s currency risk.

Gross domestic product (GDP) is the monetary value of goods and services produced within a country’s borders in a specific time frame.

The Institute of Supply Management (ISM) Manufacturing Index tracks manufacturing activity.

Overweight means that a fund holds a higher weighting in a given sector or stock compared with its benchmark index; underweight means that a fund holds a lower weighting in a given sector or stock.

Maintained by the Institute for Supply Management (ISM), the PMI is a composite of information extracted from responses to surveys from more than 400 purchasing managers selected for their geographic and industry diversification. The survey measures responses to topics such as production levels, new orders from customers, supplier deliveries, inventories and employment levels.

Quantitative easing (QE) is a type of monetary policy used by central banks to stimulate the economy. Central banks implement quantitative easing by purchasing financial assets from commercial banks and other financial institutions, thus raising the prices of those financial instruments and lowering their yields, while simultaneously increasing the money supply of a country or region.

The yield curve is a graph with a left to right line that shows how high or low yields are, from the shortest to the longest maturities. Typically the line rises from left to right as investors who are willing to tie up their money for a longer period of time are rewarded with higher yields.

DWS European Equity Fund	|	7

Performance Summary	August 31, 2018 (Unaudited)

Class A	1-Year	Life of Fund*
Average Annual Total Returns as of 8/31/18
Unadjusted for Sales Charge	3.83%	5.53%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–2.14%	3.90%
MSCI Europe Index†	2.62%	4.07%

Class C	1-Year	Life of Fund*
Average Annual Total Returns as of 8/31/18
Unadjusted for Sales Charge	3.11%	4.75%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	3.11%	4.75%
MSCI Europe Index†	2.62%	4.07%

Class S	1-Year	Life of Fund*
Average Annual Total Returns as of 8/31/18
No Sales Charges	4.08%	5.69%
MSCI Europe Index†	2.62%	4.07%

Institutional Class	1-Year	Life of Fund*
Average Annual Total Returns as of 8/31/18
No Sales Charges	4.16%	5.80%
MSCI Europe Index†	2.62%	4.07%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2017 are 1.79%, 2.59%, 1.55% and 1.49% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

8	|	DWS European Equity Fund

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	The Fund commenced operations on November 11, 2014.

†	The MSCI Europe Index tracks the performance of 15 developed markets in Europe.

Index returns do not reflect any fees or expenses and it is not possible to invest directly in the MSCI Europe Index.

	Class A	Class C	Class S	Institutional Class
Net Asset Value
8/31/18	$12.19	$11.93	$12.24	$12.28
8/31/17	$11.74	$11.57	$11.76	$11.79

DWS European Equity Fund	|	9

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio)	8/31/18	8/31/17
Common Stocks	100%	98%
Cash Equivalents	0%	2%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents)	8/31/18	8/31/17
Germany	19%	17%
Switzerland	16%	9%
France	13%	22%
Netherlands	13%	13%
United Kingdom	8%	15%
Italy	7%	6%
Sweden	6%	2%
Spain	4%	6%
Ireland	3%	—
Finland	3%	—
Norway	3%	4%
Other	5%	6%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents)	8/31/18	8/31/17
Financials	18%	24%
Materials	13%	9%
Industrials	13%	18%
Information Technology	12%	6%
Health Care	12%	13%
Consumer Discretionary	11%	9%
Energy	10%	8%
Consumer Staples	6%	8%
Utilities	4%	3%
Telecommunication Services	1%	2%
	100%	100%

Currency Exposure* (As a % of Investment Portfolio)	8/31/18	8/31/17
Euro	59%	51%
British Pound	15%	27%
Swiss Franc	14%	9%
Swedish Krona	6%	2%
Norwegian Krone	4%	4%
Danish Krone	2%	5%
United States Dollar	—	2%
	100%	100%

*	Currency exposure after taking into account the effects of forward currency contracts and foreign currency balances.

10	|	DWS European Equity Fund

Ten Largest Common Stocks at August 31, 2018 (30.2% of Net Assets)		Country	Percent
1	Royal Dutch Shell PLC	Netherlands	5.6%
	Explores, produces, and refines petroleum
2	Lonza Group AG	Switzerland	3.4%
	Multinational chemicals and biotechnology company
3	Smurfit Kappa Group PLC	Ireland	3.2%
	Manufactures paper packaging products
4	Capgemini SE	France	3.0%
	Provides IT consulting and services
5	Sika AG	Switzerland	2.6%
	Specialty chemical company for building and motor vehicle supplies
6	Deutsche Boerse AG	Germany	2.6%
	Provides financial services
7	Logitech International SA	Switzerland	2.5%
	Manufactures personal computer and input devices
8	Koninklijke Philips NV	Netherlands	2.5%
	Manufacturer of lighting and electronic products
9	Galp Energia, SGPS, SA	Portugal	2.5%
	Explores, produces, refines, distributes and retails oil and natural gas
10	ASML Holding NV	Netherlands	2.3%
	Develops, produces, and markets semiconductor manufacturing equipment for integrated circuits (ICs)

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 12. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 52 for contact information.

DWS European Equity Fund	|	11

Investment Portfolio	as of August 31, 2018

	Shares	Value ($)
Common Stocks 99.4%
Belgium 0.9%
Anheuser-Busch InBev SA (Cost $570,226)	5,060	473,689

Denmark 2.2%
Chr Hansen Holding AS	5,311	539,188
Novo Nordisk AS ‘‘B”	13,600	666,531

(Cost $1,004,708)		1,205,719

Finland 3.0%
DNA Oyj	28,310	602,339
Fortum Oyj	42,452	1,074,220

(Cost $1,764,121)		1,676,559

France 13.4%
Air Liquide SA	7,096	893,680
BNP Paribas SA	11,363	667,130
Bureau Veritas SA	32,730	841,128
Capgemini SE	12,707	1,633,524
Danone SA	7,240	569,948
LVMH Moet Hennessy Louis Vuitton SE	2,448	857,711
Pernod Ricard SA	3,079	486,057
SEB SA	3,640	678,556
Teleperformance	3,860	741,522

(Cost $6,179,993)		7,369,256

Germany 18.9%
Allianz SE (Registered)	2,450	522,242
Beiersdorf AG	8,520	991,926
Deutsche Boerse AG	10,320	1,425,494
E.ON SE	102,130	1,088,265
Evonik Industries AG	20,540	765,560
Fraport AG	6,087	547,151
LANXESS AG	6,840	537,347
Puma SE	2,050	1,123,142
SAP SE	9,630	1,158,267
Siemens Healthineers AG 144A*	10,840	492,669
Siltronic AG	3,960	573,652
Symrise AG	12,755	1,191,240

(Cost $9,816,570)		10,416,955

Ireland 3.2%
Smurfit Kappa Group PLC (Cost $1,445,048)	43,210	1,753,414

The accompanying notes are an integral part of the financial statements.

12	|	DWS European Equity Fund

	Shares	Value ($)
Italy 6.9%
Cerved Group SpA	62,980	656,474
FinecoBank Banca Fineco SpA	101,540	1,209,859
Intesa Sanpaolo SpA	216,993	535,863
Moncler SpA	13,134	593,957
Pirelli & C SpA 144A*	101,480	817,247

(Cost $3,388,911)		3,813,400

Netherlands 12.7%
ASML Holding NV	6,132	1,250,156
Heineken NV	8,278	818,083
Koninklijke Philips NV	31,060	1,387,676
QIAGEN NV*	13,202	511,063
Royal Dutch Shell PLC “A”	36,427	1,181,353
Royal Dutch Shell PLC “B”	57,300	1,887,251

(Cost $5,584,215)		7,035,582

Norway 2.5%
DNB ASA	48,797	993,844
Sbanken ASA 144A	40,970	412,820

(Cost $1,016,611)		1,406,664

Portugal 2.5%
Galp Energia, SGPS, SA (Cost $1,169,246)	67,750	1,373,855

Spain 4.1%
Applus Services SA	84,540	1,154,988
Grifols SA	19,600	576,275
NH Hotel Group SA	71,772	524,432

(Cost $2,007,401)		2,255,695

Sweden 5.5%
Alfa Laval AB	45,860	1,229,098
Atlas Copco AB	24,259	691,549
Epiroc AB*	18,499	192,168
Swedbank AB “A”	38,930	905,869

(Cost $3,006,634)		3,018,684

Switzerland 16.0%
Julius Baer Group Ltd.*	20,020	1,064,153
Logitech International SA (Registered)	28,392	1,401,365
Lonza Group AG (Registered)*	5,900	1,898,592
Sika AG	9,850	1,460,351
STMicroelectronics NV	44,350	911,440
Straumann Holding AG (Registered)	1,266	1,009,012
Swatch Group AG (Bearer)	2,514	1,072,779

(Cost $7,490,616)		8,817,692

The accompanying notes are an integral part of the financial statements.

DWS European Equity Fund	|	13

	Shares	Value ($)
United Kingdom 7.6%
Ashtead Group PLC	35,560	1,088,924
Compass Group PLC	26,672	573,491
Prudential PLC	55,224	1,242,176
Rentokil Initial PLC	112,322	473,265
Subsea 7 SA	61,990	843,052

(Cost $3,765,880)		4,220,908
Total Common Stocks (Cost $48,210,180)		54,838,072

Cash Equivalents 0.3%
DWS Central Cash Management Government Fund, 1.96% (a) (Cost $160,852)	160,852	160,852

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $48,371,032)	99.7	54,998,924
Other Assets and Liabilities, Net	0.3	169,960

Net Assets	100.0	55,168,884

A summary of the Fund’s transactions with affiliated investments during the year ended August 31, 2018 are as follows:

Value ($) at 8/31/2017	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 8/31/2018	Value ($) at 8/31/2018
Securities Lending Collateral
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.85% (a) (b)
—	—	—	—	—	18,020	—	—	—
Cash Equivalents 0.3%
DWS Central Cash Management Government Fund, 1.96% (a)
755,367	49,105,494	49,700,009	—	—	14,681	—	160,852	160,852
755,367	49,105,494	49,700,009	—	—	32,701	—	160,852	160,852

*	Non-income producing security.

(a)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(b)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. Purchases and sales are not shown for securities lending collateral.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

14	|	DWS European Equity Fund

At August 31, 2018, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
Euro Stoxx 50 Index	EUR	9/21/2018	30	1,173,518	1,180,134	6,616

As of August 31, 2018, the Fund had the following open forward foreign currency contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	5,853,585	GBP	5,328,161	9/28/2018	107,980	Citigroup, Inc.

Currency Abbreviations
EUR Euro
GBP British Pound

For information on the Fund’s policy and additional disclosures regarding futures contracts and forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

DWS European Equity Fund	|	15

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2018 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Belgium	$473,689	$—	$—	$473,689
Denmark	1,205,719	—	—	1,205,719
Finland	1,676,559	—	—	1,676,559
France	7,369,256	—	—	7,369,256
Germany	10,416,955	—	—	10,416,955
Ireland	1,753,414	—	—	1,753,414
Italy	3,813,400	—	—	3,813,400
Netherlands	7,035,582	—	—	7,035,582
Norway	1,406,664	—	—	1,406,664
Portugal	1,373,855	—	—	1,373,855
Spain	2,255,695	—	—	2,255,695
Sweden	3,018,684	—	—	3,018,684
Switzerland	8,817,692	—	—	8,817,692
United Kingdom	4,220,908	—	—	4,220,908
Short-Term Investments	160,852	—	—	160,852
Derivatives (c)
Futures Contracts	$6,616	$—	$—	$6,616
Forward Foreign Currency Exchange Contracts	—	107,980	—	107,980
Total	$55,005,540	$107,980	$—	$55,113,520

As a result of the fair valuation model utilized by the Fund, certain international securities transferred from Level 2 to Level 1. During the year ended August 31, 2018, the amount of the transfers between Level 2 and Level 1 was $20,467,244

(c)	Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency contracts.

The accompanying notes are an integral part of the financial statements.

16	|	DWS European Equity Fund

Statement of Assets and Liabilities

as of August 31, 2018

Assets
Investments in non-affiliated securities, at value (cost $48,210,180)	$54,838,072
Investment in DWS Central Cash Management Government Fund (cost $160,852)	160,852
Cash	6
Foreign currency, at value (cost $145,369)	144,749
Deposit with broker for futures contracts	83,099
Receivable for Fund shares sold	10,761
Dividends receivable	67,387
Interest receivable	740
Unrealized appreciation on forward foreign currency contracts	107,980
Foreign taxes recoverable	170,116
Other assets	11,540
Total assets	55,595,302

Liabilities
Payable for investments purchased	113,640
Payable for Fund shares redeemed	130,793
Payable for variation margin on futures contracts	21,356
Accrued management fee	6,631
Accrued Directors’ fees	2,091
Other accrued expenses and payables	151,907
Total liabilities	426,418
Net assets, at value	$55,168,884

Net Assets Consist of
Undistributed net investment income	836,395
Net unrealized appreciation (depreciation) on:
Investments	6,627,892
Futures	6,616
Foreign currency	747
Forward foreign currency contracts	107,980
Accumulated net realized gain (loss)	(12,361,264)
Paid-in capital	59,950,518
Net assets, at value	$55,168,884

The accompanying notes are an integral part of the financial statements.

DWS European Equity Fund	|	17

Statement of Assets and Liabilities as of August 31, 2018 (continued)

Net Asset Value

Class A
Net Asset Value and redemption price per share ($8,691,550 ÷ 712,915 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$12.19
Maximum offering price per share (100 ÷ 94.25 of $12.19)	$12.93
Class C
Net Asset Value offering and redemption price (subject to contingent deferred sales charge) per share ($3,597,530 ÷ 301,530 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$11.93
Class S
Net Asset Value offering and redemption price per share ($32,481,266 ÷ 2,653,996 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$12.24
Institutional Class
Net Asset Value offering and redemption price per share ($10,398,538 ÷ 846,837 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$12.28

The accompanying notes are an integral part of the financial statements.

18	|	DWS European Equity Fund

Statement of Operations

for the year ended August 31, 2018

Investment Income
Income:
Dividends (net of foreign taxes withheld of $196,807)	$1,554,222
Income distributions — DWS Central Cash Management Government Fund	14,681
Securities lending income, net of borrower rebates	18,020
Total income	1,586,923
Expenses:
Management fee	378,153
Administration fee	58,177
Services to shareholders	62,659
Distribution and service fees	63,326
Custodian fee	52,478
Professional fees	92,626
Reports to shareholders	35,900
Registration fees	55,839
Directors’ fees and expenses	4,651
Other	26,038
Total expenses before expense reductions	829,847
Expense reductions	(239,434)
Total expenses after expense reductions	590,413
Net investment income	996,510

Net realized gain (loss) from:
Investments	1,189,367
Futures	(18,042)
Forward foreign currency contracts	25,480
Foreign currency	(68,158)
1,128,647
Change in net unrealized appreciation (depreciation) on:
Investments	(1,616,058)
Futures	29,651
Forward foreign currency contracts	91,719
Foreign currency	(6,879)
(1,501,567)
Net gain (loss)	(372,920)
Net increase (decrease) in net assets resulting from operations	$623,590

The accompanying notes are an integral part of the financial statements.

DWS European Equity Fund	|	19

Statements of Changes in Net Assets

	Years Ended August 31,
Increase (Decrease) in Net Assets	2018	2017

Operations:
Net investment income (loss)	$996,510	$521,107
Net realized gain (loss)	1,128,647	5,064,110
Change in net unrealized appreciation (depreciation)	(1,501,567)	3,511,611
Net increase (decrease) in net assets resulting from operations	623,590	9,096,828
Fund share transactions:
Proceeds from shares sold	38,813,171	11,644,761
Payments for shares redeemed	(27,860,538)	(56,194,470)
Redemption fees	—	235
Net increase (decrease) in net assets from Fund share transactions	10,952,633	(44,549,474)
Increase (decrease) in net assets	11,576,223	(35,452,646)
Net assets at beginning of year	43,592,661	79,045,307
Net assets at end of year (including undistributed net investment income and net investment loss of $836,395 and $116,966, respectively	$55,168,884	$43,592,661

The accompanying notes are an integral part of the financial statements.

20	|	DWS European Equity Fund

Financial Highlights

	Years Ended August 31,					Period Ended
Class A	2018		2017		2016	8/31/15[a]

Selected Per Share Data
Net asset value, beginning of period	$11.74		$9.53		$10.18	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.18		.07		.16	.18
Net realized and unrealized gain (loss)	.27	[c]	2.14		(.74)	(.01)
Total from investment operations	.45		2.21		(.58)	.17
Less distributions from:
Net investment income	—		—		(.07)	—
Redemption fees	—		.00	***	.00 ***	.01
Net asset value, end of period	$12.19		$11.74		$9.53	$10.18
Total Return (%)[d]	3.83	[e]	23.19	[e]	(5.76)	1.80	[e]**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9		8		22	14
Ratio of expenses before expense reductions (%)	1.52		1.92		1.50	2.39	*
Ratio of expenses after expense reductions (%)	1.12		1.48		1.50	1.53	*
Ratio of net investment income (loss) (%)	1.47		.73		1.60	2.01	*
Portfolio turnover rate (%)	93		51		141	39	**

[a]	For the period from November 11, 2014 (commencement of operations) to August 31, 2015.

[b]	Based on average shares outstanding during the period.

[c]	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

[d]	Total return does not reflect the effect of any sales charges.

[e]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS European Equity Fund	|	21

	Years Ended August 31,					Period Ended
Class C	2018		2017		2016	8/31/15[a]

Selected Per Share Data
Net asset value, beginning of period	$11.57		$9.47		$10.12	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.07		.03		.09	.05
Net realized and unrealized gain (loss)	.29	[c]	2.07		(.74)	.06
Total from investment operations	.36		2.10		(.65)	.11
Redemption fees	—		.00	***	.00 ***	.01
Net asset value, end of period	$11.93		$11.57		$9.47	$10.12
Total Return (%)[d]	3.11	[e]	22.18	[e]	(6.42)	1.20	[e]**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4		4		6	3
Ratio of expenses before expense reductions (%)	2.30		2.72		2.22	3.16	*
Ratio of expenses after expense reductions (%)	1.87		2.20		2.22	2.29	*
Ratio of net investment income (loss) (%)	.58		.31		.90	.58	*
Portfolio turnover rate (%)	93		51		141	39	**

[a]	For the period from November 11, 2014 (commencement of operations) to August 31, 2015.

[b]	Based on average shares outstanding during the period.

[c]	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

[d]	Total return does not reflect the effect of any sales charges.

[e]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

22	|	DWS European Equity Fund

	Years Ended August 31,					Period Ended
Class S	2018		2017		2016	8/31/15[a]

Selected Per Share Data
Net asset value, beginning of period	$11.76		$9.53		$10.19	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.25		.14		.15	.12
Net realized and unrealized gain (loss)	.23	[c]	2.09		(.72)	.06
Total from investment operations	.48		2.23		(.57)	.18
Less distributions from:
Net investment income	—		—		(.09)	—
Redemption fees	—		.00	***	.00 ***	.01
Net asset value, end of period	$12.24		$11.76		$9.53	$10.19
Total Return (%)	4.08	[d]	23.40	[d]	(5.70)	1.90	[d]**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	32		19		31	20
Ratio of expenses before expense reductions (%)	1.35		1.68		1.36	2.23	*
Ratio of expenses after expense reductions (%)	.92		1.28		1.36	1.37	*
Ratio of net investment income (loss) (%)	2.00		1.35		1.56	1.44	*
Portfolio turnover rate (%)	93		51		141	39	**

[a]	For the period from November 11, 2014 (commencement of operations) to August 31, 2015.

[b]	Based on average shares outstanding during the period.

[c]	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

[d]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS European Equity Fund	|	23

	Years Ended August 31,					Period Ended
Institutional Class	2018		2017		2016	8/31/15[a]

Selected Per Share Data
Net asset value, beginning of period	$11.79		$9.55		$10.20	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.18		.13		.20	.17
Net realized and unrealized gain (loss)	.31	[c]	2.11		(.76)	.02
Total from investment operations	.49		2.24		(.56)	.19
Less distributions from:
Net investment income	—		—		(.09)	(.00	)***
Redemption fees	—		.00	***	.00 ***	.01
Net asset value, end of period	$12.28		$11.79		$9.55	$10.20
Total Return (%)	4.16	[d]	23.46	[d]	(5.53)	2.01	[d]**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10		12		20	14
Ratio of expenses before expense reductions (%)	1.23		1.62		1.22	2.19	*
Ratio of expenses after expense reductions (%)	.87		1.21		1.22	1.30	*
Ratio of net investment income (loss) (%)	1.49		1.29		2.03	1.95	*
Portfolio turnover rate (%)	93		51		141	39	**

[a]	For the period from November 11, 2014 (commencement of operations) to August 31, 2015.

[b]	Based on average shares outstanding during the period.

[c]	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

[d]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

24	|	DWS European Equity Fund

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS European Equity Fund (formerly Deutsche European Equity Fund) (the “Fund”) is a diversified series of Deutsche DWS Global/International Fund, Inc. (formerly Deutsche Global/International Fund, Inc.) (the “Corporation”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Effective on August 10, 2018, Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of their financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

DWS European Equity Fund	|	25

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces

26	|	DWS European Equity Fund

that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended August 31, 2018, the Fund invested the cash collateral into a joint trading account in affiliated money market funds, including DWS Government & Agency Securities Portfolio, managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.14% annualized effective rate as of August 31, 2018) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of August 31, 2018, the Fund had no securities on loan.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of

DWS European Equity Fund	|	27

investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At August 31, 2018, the Fund had a net tax basis capital loss carryforward of approximately $12,115,000 of post-enactment short-term losses, which may be applied against realized net taxable capital gains indefinitely.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2018, and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund’s financial statements.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated securities, futures contracts, certain securities sold at a loss and recognition of certain foreign currency

28	|	DWS European Equity Fund

gains (losses) as ordinary income (loss). As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2018, the Fund’s components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income*	$944,375
Capital loss carryforwards	$(12,115,000)
Net unrealized appreciation (depreciation) on investments	$6,387,806

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

At August 31, 2018, the aggregate cost of investments for federal income tax purposes was $48,611,118. The net unrealized appreciation for all investments based on tax cost was $6,387,806. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $7,762,879 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $1,375,073.

Redemption. Prior to February 1, 2017, the Fund imposed a redemption fee of 2% of the total redemption amount on Fund share redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Corporation arising in connection with a specific Fund are allocated to that Fund. Other Corporation expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain

DWS European Equity Fund	|	29

dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended August 31, 2018, the Fund used futures contracts as a means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency in which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of August 31, 2018 is included in a table following the Fund’s Investment Portfolio. For the year ended August 31, 2018, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $611,000 to $1,195,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the year ended August 31, 2018, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on certain of its foreign currency denominated portfolio holdings.

30	|	DWS European Equity Fund

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of August 31, 2018 is included in a table following the Fund’s Investment Portfolio. For the year ended August 31, 2018, the investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from approximately $3,852,000 to $7,838,000.

The following tables summarize the value of the Fund’s derivative instruments held as of August 31, 2018 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivative	Futures Contracts	Forward Contracts	Total
Equity Contracts (a)	$6,616	$—	$6,616
Foreign Currency Contracts (b)	—	107,980	107,980
	$6,616	$107,980	$114,596

Each of the above derivatives is located in the following Statement of Assets and Liabilities account:

(a)	Includes cumulative appreciation of futures contracts disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b)	Unrealized appreciation on forward foreign currency contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended August 31, 2018 and the related location in the accompanying Statement

DWS European Equity Fund	|	31

of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts	Forward Contracts	Total
Equity Contracts (c)	$(18,042)	$—	$(18,042)
Foreign Currency Contracts (d)	—	25,480	25,480
	$(18,042)	$25,480	$7,438

Each of the above derivatives is located in the following Statement of Operations accounts:

(c)	Net realized gain (loss) from futures

(d)	Net realized gain (loss) from forward foreign currency contracts

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts	Forward Contracts	Total
Equity Contracts (e)	$29,651	$—	$29,651
Foreign Currency Contracts (f)	—	91,719	91,719
	$29,651	$91,719	$121,370

Each of the above derivatives is located in the following Statement of Operations accounts:

(e)	Change in net unrealized appreciation (depreciation) on futures

(f)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts

As of August 31, 2018, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following tables:

Counterparties	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Assets
Citigroup, Inc.	$107,980	$—	$—	$107,980

32	|	DWS European Equity Fund

C. Purchases and Sales of Securities

During the year ended August 31, 2018, purchases and sales of investment securities (excluding short-term investments) aggregated $64,750,045 and $52,279,817, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (formerly Deutsche Investment Management Americas Inc.) (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

DWS International GmbH (formerly Deutsche Asset Management International GmbH), an affiliate of DIMA, serves as a subadvisor to the Fund. Pursuant to a sub-advisory agreement between DIMA and DWS International GmbH, DIMA, not the fund, compensates DWS International GmbH for the services it provides to the fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the annual rate (exclusive of any applicable waivers/ reimbursements) of 0.65%.

For the period from September 1, 2017 through September 30, 2019, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.12%
Class C	1.87%
Class S	.92%
Institutional Class	.87%

DWS European Equity Fund	|	33

For the year ended August 31, 2018, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$38,299
Class C	18,290
Class S	144,350
Institutional Class	38,495
$239,434

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2018, the Administration Fee was $58,177, of which $4,791 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee they receive from the Fund. For the year ended August 31, 2018, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at August 31, 2018

Class A	$1,033	$224
Class C	325	72
Class S	2,576	558
Institutional Class	494	127
	$4,428	$981

In addition, for the year ended August 31, 2018, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$7,766
Class C	2,968
Class S	42,066
Institutional Class	666
$53,466

34	|	DWS European Equity Fund

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of the average daily net assets of Class C shares of the Fund. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended August 31, 2018, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2018
Class C	$32,284	$2,344

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2018, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2018	Annual Rate
Class A	$20,336	$3,072	.21%
Class C	10,706	1,626	.25%
	$31,042	$4,698

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2018 aggregated $2,474.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended August 31, 2018, the CDSC for Class C shares aggregated $267. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended August 31, 2018, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $21,303, of which $10,042 is unpaid.

Directors’ Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

DWS European Equity Fund	|	35

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at August 31, 2018.

F. Fund Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2018		Year Ended August 31, 2017
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	254,180	$3,176,241	91,214	$999,285
Class C	70,187	865,233	42,935	474,063
Class S	2,582,353	32,718,832	924,105	9,792,963
Institutional Class	166,396	2,052,865	35,494	378,450
		$38,813,171		$11,644,761

36	|	DWS European Equity Fund

	Year Ended August 31, 2018		Year Ended August 31, 2017
	Shares	Dollars	Shares	Dollars

Shares redeemed
Class A	(245,150)	$(3,011,282)	(1,668,107)	$(16,388,585)
Class C	(140,537)	(1,684,493)	(353,036)	(3,442,246)
Class S	(1,578,507)	(19,398,278)	(2,528,930)	(25,160,254)
Institutional Class	(305,300)	(3,766,485)	(1,124,368)	(11,203,385)
		$(27,860,538)		$(56,194,470)

Redemption fees		$—		$235

Net increase (decrease)
Class A	9,030	$164,959	(1,576,893)	$(15,389,300)
Class C	(70,350)	(819,260)	(310,101)	(2,968,183)
Class S	1,003,846	13,320,554	(1,604,825)	(15,367,275)
Institutional Class	(138,904)	(1,713,620)	(1,088,874)	(10,824,716)
		$10,952,633		$(44,549,474)

DWS European Equity Fund	|	37

Report of Independent Registered

Public Accounting Firm

To the Board of Trustees of Deutsche DWS Global/International Fund, Inc. and Shareholders of DWS European Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of DWS European Equity Fund (one of the funds constituting Deutsche DWS Global/International Fund, Inc., referred to hereafter as the “Fund”) as of August 31, 2018, the related statement of operations for the year ended August 31, 2018, the statements of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

38	|	DWS European Equity Fund

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 25, 2018

We have served as the auditor of one or more investment companies in the DWS family of funds since 1930.

DWS European Equity Fund	|	39

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2018 to August 31, 2018).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

40	|	DWS European Equity Fund

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2018 (Unaudited)

Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 3/1/18	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/18	$999.20	$995.80	$1,000.80	$1,000.80
Expenses Paid per $1,000*	$5.64	$9.41	$4.64	$4.39

Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 3/1/18	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/18	$1,019.56	$1,015.78	$1,020.57	$1,020.82
Expenses Paid per $1,000*	$5.70	$9.50	$4.69	$4.43

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS European Equity Fund	1.12%	1.87%	0.92%	0.87%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information	(Unaudited)

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended August 31, 2018, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $1,900,000, or the maximum amount allowable under tax law, as qualified dividend income.

The Fund paid foreign taxes of $136,102 and earned $942,583 of foreign source income year during the year ended. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $.03 per share as foreign taxes paid and $.21 per share as income earned from foreign sources for the year ended.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

DWS European Equity Fund	|	41

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors (hereinafter referred to as the “Board” or “Directors”) approved the renewal of Deutsche European Equity Fund’s (now known as DWS European Equity Fund) (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (now known as DWS Investment Management Americas, Inc.) (“DIMA”) and sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Agreement, the “Agreements”) between DIMA and Deutsche Asset Management International GmbH (now known as DWS International GmbH) (“DeAMI”), an affiliate of DIMA, in September 2017.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

–	During the entire process, all of the Fund’s Directors were independent of DIMA and its affiliates (the “Independent Directors”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Directors regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others.

42	|	DWS European Equity Fund

The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and DeAMI are part of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and DeAMI’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and DeAMI provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of fund sub-advisers, including DeAMI. The Board reviewed the Fund’s performance and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-year period ended December 31, 2016, the Fund’s performance (Class A shares) was in the 2nd quartile of the applicable

DWS European Equity Fund	|	43

Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-year period ended December 31, 2016.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2016). The Board considered that, effective July 1, 2017, the Fund adopted a revised management fee schedule reducing DIMA’s management fee under the Agreement by 0.15%. With respect to the sub-advisory fee paid to DeAMI, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2016, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing other share classes’ total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds (“Deutsche Funds”), noting that DIMA indicated that it does not provide services to any other comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM manages Deutsche Europe funds comparable to the Fund, but does not manage any comparable institutional accounts. The Board took note of the differences in services provided to Deutsche Funds as compared to Deutsche Europe funds and that such differences made comparison difficult.

44	|	DWS European Equity Fund

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and DeAMI.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

DWS European Equity Fund	|	45

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Independent Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

46	|	DWS European Equity Fund

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	86	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	86	Portland General Electric[2] (utility company) (2003– present)

DWS European Equity Fund	|	47

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; American Documentary, Inc. (public media); Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	86	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	86	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive committee); Adjunct Professor, University of Denver Law School (2017–present); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International; Denver Zoo Foundation (2012–2018)	86	—

48	|	DWS European Equity Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	86	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	86	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	86	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	86	—

DWS European Equity Fund	|	49

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	86	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6,9] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc. (since June 25, 2018); Director and Vice President, DWS Service Company (since June 25, 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 25, 2018); and Director and President, DB Investment Managers, Inc. (since June 25, 2018); for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); and Director and Vice President, DWS Trust Company (2016–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[8,10] (1966) Treasurer and Chief Financial Officer since 2018	Director,[3] DWS; formerly: Assistant Treasurer for the DWS funds (2007–2018)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (since 2018)

50	|	DWS European Equity Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed President and Chief Executive Officer effective December 1, 2017.

[10]	Appointed Treasurer and Chief Financial Officer effective July 2, 2018.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS European Equity Fund	|	51

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

52	|	DWS European Equity Fund

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DURAX	DURCX	DURSX	DURIX
CUSIP Number	25156A 684	25156A 676	25156A 650	25156A 668
Fund Number	1009	1309	2009	1409

DWS European Equity Fund	|	53

Notes

Notes

DEEF-2

(R-039438-4 10/18)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

dWS european equity Fund form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2018	$69,793	$0	$0	$0
2017	$68,792	$1,500	$0	$0

The “Audit-Related Fees Billed to Fund” were billed for services rendered in connection with a registration filing and the above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to DWS Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2018	$0	$0	$0
2017	$0	$0	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2018	$0	$0	$0	$0
2017	$0	$0	$0	$0

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2017 and 2018 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

Pursuant to PCAOB Rule 3526, PwC is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between PwC, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on PwC’s independence. Pursuant to PCAOB Rule 3526, PwC has reported the matters set forth below that may reasonably be thought to bear on PwC’s independence. In its PCAOB Rule 3526 communications to the Audit Committee, PwC affirmed that they are independent accountants with respect to the DWS Funds, within the meaning of PCAOB Rule 3520. PwC also informed the Audit Committee that they concluded that a reasonable investor with knowledge of all relevant facts and circumstances would conclude that PwC is capable of exercising objective and impartial judgment on all issues encompassed within PwC’s audit of the financial statements of the Fund. Finally, PwC confirmed to the Audit Committee that they can continue to serve as the independent registered public accounting firm for the Fund.

•	PwC advised the Fund’s Audit Committee that covered persons within PwC that provided non-audit services to entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”) maintained financial relationships with investment companies within the DWS Funds Complex. PwC informed the Audit Committee that these financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. PwC reported that the breaches have been resolved and that, among other things, the breaches (i) did not involve professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, (ii) involved professionals whose non-audit services were not and will not be utilized or relied upon by the audit engagement team in the audit of the financial statements of the Fund and (iii) involved professionals that did not provide any consultation to the audit engagement team of the Fund.
•	PwC advised the Fund’s Audit Committee of certain lending relationships of PwC with owners of greater than 10% of the shares of certain investment companies within the DWS Funds Complex that PwC had identified as inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, an audit client includes the Fund as well as all other investment companies in the DWS Funds Complex. PwC’s lending relationships affect PwC’s independence under the Loan Rule with respect to all investment companies in the DWS Funds Complex.

PwC stated that, in each lending relationship, (i) PwC believes that it is unlikely the lenders would have any interest in the outcome of the audit of the Fund and therefore would not seek to influence the outcome of the audit, (ii) no third party made an attempt to influence the outcome of the audit of the Fund and even if an attempt was made, PwC professionals are required to disclose any relationships that may raise issues about objectivity, confidentiality, independence, conflicts of interest or favoritism, and (iii) the lenders typically lack influence over the investment adviser, who controls the management of the Fund. In addition, on June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex, Fidelity Management & Research Company et al., SEC Staff No-Action Letter (June 20, 2016) (the “Fidelity Letter”), related to similar Loan Rule issues as those described above. In the Fidelity Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. With respect to each lending relationship identified by PwC, the circumstances described in the Fidelity Letter appear to be substantially similar to the circumstances that affected PwC’s independence under the Loan Rule with respect to the Fund. PwC represented that they have complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Fund relying on the no action letter, and affirmed that they are independent accountants within the meaning of PCAOB Rule 3520.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS European Equity Fund, a series of Deutsche DWS Global/International Fund, Inc.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	10/30/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	10/30/2018

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	10/30/2018